December 26, 2012

SHENKMAN SHORT DURATION HIGH INCOME FUND

Class A
Class C
Institutional Class

a series of Advisors Series Trust

Supplement to the Prospectus
and Statement of Additional Information (“SAI”)
each dated October 31, 2012

Effective immediately, the bullet point list naming certain groups or classes of shareholders for whom the Fund’s Class A sales charge may be waived, as disclosed on page 25 of the Prospectus and pages B-32 and B-33 of the SAI, is hereby deleted and replaced with the following:

•	Current and retired employees, directors/trustees and officers of:
o	The Trust;
o	The Advisor and its affiliates; and
o	Immediate family members of any of the above.

•	Any trust, pension, profit sharing or other benefit plan for current and retired employees, directors/trustees and officers of the Advisor and its affiliates.

•	Current employees of:
o	The Transfer Agent;
o	Broker-dealers who act as selling agents for the Fund; and
o	Immediate family members of any of the above who live in the same household.

•
Qualified registered investment advisers who buy through a broker-dealer or service agent who has entered into an agreement with the Fund’s distributor that allows for load-waived Class A shares purchases.

•	Qualified broker-dealers who have entered into an agreement with the Fund’s distributor that allows for load-waived Class A shares purchases.

•	The Advisor’s clients, their employees and immediate family members of such employees.

*  *  *  *  *  *  *  *  *  *  *  *  *  *  *

Please retain this Supplement with the Prospectus and SAI.